Citizens First

Corporate Overview

May 18, 2016

Grow.

CitizensFirstBank.com

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Forward-Looking Statements

We may from time to time make written or oral statements, including statements contained in this presentation, which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may”, “expect”, “anticipate”, “intend”, “consider”, “plan”, “believe”, “seek”, “should”, “estimate”, and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Such statements are made pursuant to “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

You should consider the areas of risk described under the headings “Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our business generally. Except to the extent required by applicable law or regulations, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

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Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the tangible book value per share. The most comparable GAAP measure to this is book value per share.

We use non-GAAP financial measures because we believe they are useful for evaluating our financial condition, operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. We also believe these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial condition and financial results, as well as comparison to financial results for prior periods. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that other companies may use. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included as an appendix to this presentation.

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Company Overview

- Established February 1999
- 8 branches in four South Central KY counties
- Administrative headquarters in Bowling Green
- Loan production office in Cool Springs, TN
- 98 full-time equivalent employees
- Located in one of the fastest growing areas in Kentucky and Tennessee

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CZFC Geographic Footprint



Broadway
Moutardier
Hillview
Cub Run
Kessinger
Leitchfield
Crossing
Granger
Lee
Sunfish
Love
Jetson
Bee Spring
Sweeden
Kyrock
Straw
Ollie
Munfordville
Rowlett
Roundhill
Lindseyville
Horsemill
Segal
E D M O N S O N
Asphalt
Brownsville
Styx
Mammoth Cave
Northtown
Horse Cave
Woodbury
Arthur
Echo
Riverside
Glenmore
Rhoda
Highland Springs
Bear Wallow
Cave City
Clark Landing
Chalybeate
Pig
Benleo
Cedar Spring
Park City
Goodnight
Rockland
Greencastle
K E N T U C K Y
W A R R E N
Smiths Grove
Rocky Hill
Apple Grove
Plum Springs
Bristow
Oakland
Merry Oaks
Oil City
Hays
Bon Ayr
Glasgow
Lecta
Bowling Green
Loving
Indian Hills
Pondsville
Blue Level
Hydro
Beckton
B A R R E N
Polkville
Crestmoor
Eastland Park
Three Forks
Berry Store
Haywood
Browning
Greenwood
Hardcastle
Martinsville
Finney
Bristletown
Rockfield
Motley
Three Springs
Meador
Lucas
Rich Pond
Alvaton
Settle
Port Oliver Ford
Roseville
Plano
Peter Creek
Woodburn
Raley Ford
Gainesville
31E
Etoile
Allen Springs
Cedar Springs
Austin
Matlock
Dry Fork
Halifax
Hillsdale
Halfway
Tracy
Trammel
Temperance
Butlersville
West Fork
Maynard
Lamb
31W
Gold City
Pope
Scottsville
Mount Aerial
Red Hill
McElroy Ford
Chapel Hill
Rodemer
Walnut Hill
Flippin
Clare
Oak Forest
Holland
Fountain Run
Eubanks Ford
Petroleum
Peden Mill
Alonzo
A L L E N
New Roe
Mount Zion

Deposit Market Share[(1)]

Rank	Institution	Branches	Deposits	Mkt. Share
1	BB&T Corp. (NC)	10	468,037	14.4%
2	U.S. Bancorp (MN)	11	456,411	14.1%
3	South Central Bcshs of KY Inc. (KY)	11	399,939	12.3%
4	**Citizens First Corp. (KY)**	**8**	**369,243**	**11.4%**
5	Franklin Bancorp Inc. (KY)	5	335,773	10.4%
6	First Breckinridge Bcshs Inc (KY)	5	233,609	7.2%
7	Porter Bancorp Inc. (KY)	4	164,106	5.1%
8	Edmonton Bancshares Inc. (KY)	4	150,678	4.6%
9	Independence Bancshares Inc. (KY)	3	148,285	4.6%
10	PNC Financial Services Group (PA)	3	142,753	4.4%
11	First Security Inc. (KY)	4	125,206	3.9%
12	FNB Financial Corp. (KY)	3	81,396	2.5%
13	Monticello Bankshares Inc. (KY)	4	53,837	1.7%
14	Edmonson Bancshares Inc (KY)	2	37,165	1.1%
15	JPMorgan Chase & Co. (NY)	1	34,532	1.1%
16	Morgantown Deposit Bncp Inc (KY)	2	20,027	0.6%
17	Hancock Bancorp Inc. (KY)	1	12,280	0.4%
18	First Southern Bancorp Inc. (KY)	1	6,987	0.2%
19	Woodforest Financial Grp Inc. (TX)	1	651	0.0%
20	Boyle Bancorp Inc. (KY)	1	0	0.0%
	Total For Institutions In Market	**84**	**3,240,915**	

Source: SNL Financial as of June 30, 2015 (results are prof forma to the extent discernible).

(1) Includes the counties of: Barren, Hart, Simpson, and Warren.

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Strategic Considerations

- **Market share**
  - Only community bank with headquarters in Warren Co., KY
  - Growth of loan production office in Williamson Co., TN
  - Historically limited asset growth due to constrained capital
  - 22 bank competitors in core deposit market
  - Reduction of 6,200 US bank branches since 2009 to approx. 92,000
  - Reduction in 1,600 US banks since 2009 to approx. 5,400
  - Increasing M&A activity in banks < $1 billion

1st Quarter 2016 Performance

1st Quarter 2016 Highlights	1st Quarter 2016 Compared to 1st Quarter 2015

1st Quarter 2016 Highlights

- Total assets in excess of $430 million
- Total loans of $330 million
- Total deposits of $363 million
- Total equity of $40.4 million
- ROAA of approximately 0.85% and ROAE of 9.0%

1st Quarter 2016 Compared to 1st Quarter 2015

- Earnings per share increased 24.1% to $0.36 diluted
- Net income increased 15.7% to $905,000
- Net interest margin of 3.94% compared to 3.82%
- Non-performing assets decreased 53%

Balance Sheet Overview

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$500,000
$400,000
$300,000
$200,000
$100,000
$-

	2012	2013	2014	2015	Mar-16
Capital	$ 41,566	$ 38,347	$ 38,448	$ 39,524	$ 40,438
Loans	298,754	295,068	318,477	330,782	330,275
Deposits	331,733	342,951	341,784	370,388	363,180
Assets	406,556	410,175	412,814	432,181	434,722

Deposit Portfolio Composition


Transaction Accounts, $35,745 , 10%
Jumbo Time, $64,176 , 18%
Retail Time, $76,204 , 21%
MMDA & Savings, $187,462 , 51%

Source: Call Report data as of March 31, 2016.

Loan Portfolio Composition



Consumer, HE & Other, $35,550 , 11%
Commercial & Industrial, $46,109 , 14%
Multifamily, $12,635 , 4%
Construction & Land Dev, $20,897 , 6%
1-4 family RE , $57,807 , 17%
Commercial RE, $157,650 , 48%

Source: Call Report data as of March 31, 2016.

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Net Interest Margin-Bank



4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%

	Dec. 2012	Dec. 2013	Dec. 2014	Dec. 2015	Mar-16
CFB	4.25%	3.99%	3.93%	3.93%	3.98%
Peers	3.83%	3.73%	3.77%	3.74%	3.75%

Source: Uniform Bank Performance Reports.

Efficiency Ratio-Bank


69.00%
68.00%
67.00%
66.00%
65.00%
64.00%
63.00%
62.00%
61.00%
60.00%
59.00%

	Dec. 2012	Dec. 2013	Dec. 2014	Dec. 2015	Mar-16
CFB	62.67%	67.07%	68.54%	67.87%	68.24%
Peers	66.81%	67.57%	66.64%	66.27%	66.26%

Source: Uniform Bank Performance Reports.

Non-Performing Loans/Loans



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	Dec. 2012	Dec. 2013	Dec. 2014	Dec. 2015	Mar-16
CFB	2.06%	0.40%	0.37%	0.16%	0.18%
Peers	2.06%	1.47%	1.06%	0.87%	0.89%

Source: Uniform Bank Performance Reports

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Diluted Earnings Per Share



$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
($0.10)

	March	June	September	December
2012	$0.29	$0.24	$0.35	$0.23
2013	(0.05)	0.30	0.02	0.25
2014	0.27	0.29	0.38	0.35
2015	0.29	0.35	0.31	0.45
2016	0.36			

Tangible Book Value/ Share Price


$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-

CZFC + *14.0%**
SNL US Bank < $500M + *1.0%**
S&P 500 – *2.4%**

	Dec. 2011	Dec. 2012	Dec. 2013	Dec. 2014	Dec. 2015	Mar-16
TBV	$ 9.80	$ 11.32	$ 11.51	$ 13.39	$ 13.97	$ 14.43
Share Price	6.95	8.73	9.80	11.90	13.74	13.80

Source SNL Financial. *Market statistics May, 2015 to May, 2016

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Strategic Considerations

- **Capital structure**
  - Repaid CPP funds at par completed in 2014
  - Redeemed CPP warrants for $1.7 million in April, 2015
  - Cumulative preferred stock conversion @ $14.06—5% converted
  - Instituted $.08 semi-annual common dividend in fall of 2015
  - Capital raise would dilute current shareholders

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Challenges Ahead

- **Local Economy**
  - Credit quality improved with little to no provision expense required
  - Optimistic with housing/new jobs
  - Limited amount of quality loan growth in local market
- **Interest Rate Environment**
  - Stabilizing net interest margin
  - When will rates rise and how quickly?
- **Regulatory Landscape**
  - Influence of CFPB, Dodd-Frank
  - Increasing capital ratio requirements (BASEL III)

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Questions or Comments?

Appendix

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Non-GAAP Capital Measures

	March 31, 2016	December 31, 2015	December 31, 2014
Total shareholders' equity (a)	$40,438	$39,524	$38,448
Less:			
Preferred stock	(7,261)	(7,659)	(7,659)
Common equity (b)	33,177	31,865	30,789
Goodwill	(4,097)	(4,097)	(4,097)
Intangible assets	(247)	(265)	(336)
Tangible common equity (c)	28,833	27,503	26,356
Add:			
Preferred stock	7,261	7,659	7,659
Tangible equity (d)	$36,094	$35,162	$34,015
Total assets (e)	$434,722	$432,181	$412,814
Less:			
Goodwill	(4,097)	(4,097)	(4,097)
Intangible assets	(247)	(265)	(336)
Tangible assets (f)	$430,378	$427,819	$408,381
Shares outstanding (in thousands) (g)	1,998	1,969	1,969
Book value per common share (b/g)	$16.61	$16.18	$15.64
Tangible book value per common share (c/g)	**$14.43**	**$13.97**	**$13.39**
Total shareholders' equity to total assets ratio (a/e)	9.30%	9.15%	9.31%
Tangible equity ratio (d/f)	8.39%	8.22%	8.33%
Tangible common equity ratio (c/f)	6.70%	6.43%	6.45%